UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 24, 2005


                             Pacific Capital Bancorp
             (Exact name of registrant as specified in its charter)

         California               0-11113                        95-3673456
(State or other jurisdiction    (Commission                   (I.R.S. Employer
      of incorporation)         File Number)                 Identification No.)


              1021 Anacapa Street, Santa Barbara, CA                    93101
             (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code: (805) 564-6405

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

         On August 24, 2005, Pacific Capital Bancorp issued a press release announcing the introduction of a Dividend Reinvestment and Direct Stock Purchase Plan for shareholders of the Company's common stock.


       (a) Exhibits.
             The following exhibit is furnished in accordance with Item 601 of Regulation S-K.


            Exhibit No.              Description of Exhibit
            --------------------------------------------------------------
                  99.1               Press release dated August 24, 2005.






                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             PACIFIC CAPITAL BANCORP

Date:  August 24, 2005                       /s/ Donald Lafler
                                             -----------------
                                             Donald Lafler
                                             Executive Vice President and
                                             Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number             Description of Exhibits
--------------             -----------------------

         99.1 Pacific Capital Bancorp press release dated August 24, 2005, announcing the introduction of a Dividend Reinvestment and Direct Stock Purchase Plan for shareholders of the Company's common stock.